Exhibit 10.49

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Credit to EPC Contract Value for TSA Work

PROJECT NAME: Sabine Pass LNG Liquefaction Facility – Stage 2

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: December 20, 2012

CHANGE ORDER NUMBER: CO-0005

DATE OF CHANGE ORDER: June 24, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	This Change Order is a credit to the EPC contract value for home office professional services completed under the Bechtel and SPL, L.L.C. Technical Services Agreement, dated May 9, 2012.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0003)	$1,692,727
The Contract Price prior to this Change Order was	$3,770,692,727
The Contract Price will be (decreased) by this Change Order in the amount of	$(2,742,878)
The new Contract Price including this Change Order will be	$3,767,949,849

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
7/25/2013	6/25/2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

HRU Operability with Lean Gas & Controls Upgrade and Ultrasonic Meter Configuration and Calibration

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0006 DATE OF CHANGE ORDER: July 26, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will install a by-pass line upstream of 11XV-17077 to V-1602. Backup and clarification for this change order includes:

a.	Case 1 feed gas composition does not require the operation of the Heavies Removal Unit (HRU) and therefore this gas composition can be processed through the LNG plant by by-passing the HRU.

b.	A check valve will be added downstream of 11FV-17137 to mitigate any reverse flow from V-1602.

c.	Add a calculation block to the existing DCS to alarm on high freezing component concentration.

d.	To provide advanced warning of heavy components in the feed gas stream, the feed gas analyzer AE-11064 will be upgraded to report BTX and heavy hydrocarbon split.

2.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will provide calibration of Ultrasonic meters and engineering support/design modifications.

a.	The scope of work includes:

i.	Calibrating the USM with the meter tubes.

ii.	Provide meter assembly per AGA standard configuration. Per AGA 9 on the uni-directional meter, there is to be 10 diameters from the meter inlet to the flow conditioner; 10 diameters from the flow conditioner to the meter body; and 5 diameters from the meter body to the first disturbance.

iii.	Calibration to be conducted at CEESI or TransCanada

b.	Clarifications:

i.	The meter shall be calibrated as an “artifact” with upstream/downstream piping, flow conditioners, transducers, and tees in place.

ii.	Piecewise linearization as the calibration method.

iii.	Log files to be collected throughout the process.

iv.	Tests at flow points of 2, 5, 10, 25, 40, 55, 70, and 100 fps with 6 repeats.

3.	Exhibit A of this Change Order depicts the HRU portion of this scope of work.

4.	This Contract Change Order will increase the Contract price by a lump sum amount of $2,486,071.

5.	Exhibit B details the overall cost breakdown of the Change Order.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0007)	$(1,050,151)
The Contract Price prior to this Change Order was	$3,767,949,849
The Contract Price will be (increased) by this Change Order in the amount of	$2,486,071
The new Contract Price including this Change Order will be	$3,770,435,920

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 4, 5, 6, 7 and Exhibits C and D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
8/15/2013	7/30/2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Additional Belleville Washers

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0007 DATE OF CHANGE ORDER: August 15, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will install a set of two (2) Belleville washers and one (1) flat washer on each side of all cryogenic flange connections. The original scope included Belleville washers only on one side of a cryogenic flange.

2.	Adding washers on both sides will require the joint be tightened by torqueing instead of by tensioning. Torqueing necessitates the use of longer bolts.

3.	Tightening specifications for this work will be controlled by Document Number 3PS-PB00-F0008 – Project Specifications for Bolt Tensioning & Bolt-Up Requirements.

4.	This Contract Change Order will increase the Contract price by a lump sum amount of $1,419,268.

5.	Exhibit A details the overall cost breakdown of the Change Order.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0007)	$1,435,920
The Contract Price prior to this Change Order was	$3,770,435,920
The Contract Price will be (increased) by this Change Order in the amount of	$1,419,268
The new Contract Price including this Change Order will be	$3,771,855,188

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 4, 5, 6, 7 and Exhibits C and D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
8/26/2013	8/15/2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

GTG Switchgear Arrangement/Upgrade Fuel Gas Heater System

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0008 DATE OF CHANGE ORDER: August 26, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will replace the two existing fuel gas valves with new valves and replace the three 635kW fuel gas heaters (E-102 A/B/C) with three new 820 kW heaters to power the 6 GTGs. This change is a result of Bechtel study 25759-100-G65-GEV-00001 performed during the Stage 2 FEED to assess the fuel gas system’s ability to supply power to a minimum of 1 GTG and a maximum of 6 GTGs.

2.	Exhibit A depicts the valves and heaters that are to be replaced per this Change Order.

3.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will make the following modifications to the Stage 2 Scope of Work:

a.	Remove two (2) 13.8kv generator switchgears.

b.	Modify sections 1D and 15D of the 13.8kv switchgear 00ES-4A1101 to convert them from a feeder breaker cell to a generator incomer breaker cell.

c.	Exhibit B depicts the modifications and deletions for this portion of the Change Order.

4.	This Contract Change Order will increase the Contract price by an amount of $1,664,452 which includes $495,909 Provisional Sum and $1,168,543 lump sum.

5.	The overall cost breakdown for this Change Order is detailed in Exhibit C.

6.	The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

7.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $262,074,948. This Change Order will increase the Aggregate Provisional Sum amount to $262,570,857.

8.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0007)	$2,855,188
The Contract Price prior to this Change Order was	$3,771,855,188
The Contract Price will be (increased) by this Change Order in the amount of	$1,664,452
The new Contract Price including this Change Order will be	$3,773,519,640

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 4, 5, 6, 7 and Exhibits C and D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Joe Jackson
Owner	Contractor
Ed Lehotsky	Joe Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
9/17/2013	8/27/2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Soils Preparation Provisional Sum Transfer and Closure

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0009 DATE OF CHANGE ORDER: August 26, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

3.	The value of the Soils Preparation Provisional Sum specified in Article 2.1 of Attachment EE, Schedule EE-2, of the Stage 2 Agreement was U.S. $***. The scope of work defined in the table of Article 2.1 of Attachment EE, Schedule EE-2 of the Agreement will be transferred to the SPL Stage 1 EPC Agreement executed on November 11, 2011. Accordingly, the scope and value of the Soils Preparation Provisional Sum is deleted from the SPL Stage 2 Agreement. The Soils Preparation Provisional Sum is decreased by $***. The new value of the Soils Preparation Provisional Sum as adjusted by this Change Order is $***.

4.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $262,074,948. This Change Order will decrease the Aggregate Provisional Sum amount by $15,331,000 and the new value shall be $247,239,857.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0008)	$4,519,640
The Contract Price prior to this Change Order was	$3,773,519,640
The Contract Price will be (decreased) by this Change Order in the amount of	$(15,331,000)
The new Contract Price including this Change Order will be	$3,758,188,640

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3 and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
9/17/2013	8/29/2013
Date of Signing	Date of Signing